UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2014

Vantiv, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35462 (Commission File Number)	26-4532998 (IRS Employer Identification No.)

8500 Governor’s Hill Drive Symmes Township, Ohio 45249 (Address of principal executive offices, including zip code)

(513) 900-5250 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On May 12, 2014, Vantiv, Inc. (the “Company”) and Mercury Payment Systems, LLC (“Mercury”) announced that they had entered into a definitive agreement, dated as of May 12, 2014, pursuant to which subsidiaries of the Company will acquire all of the issued and outstanding units of Mercury (the “Transaction”). A copy of the press release containing the announcement is attached hereto as Exhibit 99.1. In addition, the Company will be providing supplemental information regarding the Transaction in a presentation to analysts and investors. The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2.
The information furnished as a part of this Item 7.01 of Form 8-K, including the exhibits attached as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Vantiv, Inc., dated May 12, 2014
99.2	Investor Presentation, dated May 12, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: May 12, 2014	By:	/s/ Nelson F. Greene
		Name:	Nelson F. Greene
		Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Vantiv, Inc., dated May 12, 2014
99.2	Investor Presentation, dated May 12, 2014

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